UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2024

NATURAL RESOURCE PARTNERS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana St., Suite 3325 Houston, Texas 77002
(Address of principal executive office) (Zip Code)

(713) 751-7507
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	NRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.         Entry Into a Material Definitive Agreement

The information under Item 2.03 below is incorporated herein by reference.

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 15, 2023, NRP (Operating) LLC (“Opco”) entered into that certain Seventh Amendment to the Third Amended and Restated Credit Agreement (the “Seventh Amendment”) by and among Opco, the lenders party thereto and Zions Bancorporation, N.A. dba Amegy Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.

The Seventh Amendment amends and modifies that certain Third Amended and Restated Credit Agreement, dated as of June 16, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Facility”) among Opco, the lenders party thereto and the Administrative Agent which provides for lender commitments of $200.0 million. The Seventh Amendment provides for changes and modifications to the Credit Facility as set forth therein, which include, among other things, (i) the extension of the maturity date from August 2027 to October 2029 and (ii) modifications to Opco’s ability to declare and make certain restricted payments.

The Seventh Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.         Financial Statements and Exhibits

(d)	Exhibits.

Exhibit
Number	Description
10.1	Seventh Amendment to the Third Amended and Restated Credit Agreement, dated as of October 15, 2024, by and among NRP (Operating) LLC, the lenders party thereto and Zions Bancorporation, N.A. dba Amegy Bank, as administrative agent and collateral agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P. (Registrant)

	By:	NRP (GP) LP
its General Partner

	By:	GP Natural Resource Partners LLC
its General Partner

Date: October 17, 2024		/s/ Philip T. Warman
Philip T. Warman
General Counsel

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